EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Bond Index Funds
File Number: 811-4681
Registrant CIK Number: 0000794105


Items 72, 73 and 74 For Series 1, Series 2, Series 3, Series 4 and Series 5

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.

Total Bond Market
Series 1 SEC Identifier S000002564
Class 1 SEC Identifier  C000007062
Class 2 SEC Identifier  C000007063
Class 3 SEC Identifier  C000007064
Class 4 SEC Identifier  C000081425
Class 5 SEC Identifier  C000046844

Item 72DD

1. Total Income dividends for which record date passed during the period                                             $160,489
2. Dividends for a second class of open-end company shares                                                           $1,433,427
3. Dividends for a third class of open-end company shares                                                            $701,366
4. Dividends for a fourth class of open-end company shares                                                           $578,189
5. Dividends for a fifth class of open-end company shares							     $654,327


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.254
        2. Dividends from a second class of open-end company shares                                                 $0.264
        3. Dividends from a third class of open-end company shares                                                  $0.266
        4. Dividends from a fourth class of open-end company shares                                                 $0.267
	5. Dividends from a fifth class of open-end company shares						    $2.001

B)      1. Distributions of capital gains                                                                           $0.010
        2. Distributions of capital gains from a second class of open-end company shares                            $0.010
	3. Distributions of capital gains from a third class of open-end company shares                             $0.010
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.010
        5. Distributions of capital gains from a fifth class of open-end company shares                             $0.078
        1

Items 74A-74V

74D-$146,046,534
74N-$153,230,614
74T-$147,878,235

U)      1. Number of shares outstanding                                                                            604,691
        2. Number of shares outstanding for a second class of shares of open-end company shares                    5,712,401
        3. Number of shares outstanding for a third class of shares of open-end company shares                     2,734,368
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    2.282,515
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   338,523


V)      1. Net asset value per share (to the nearest cent)                                                          10.64
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.64
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 10.64
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                10.64
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		    80.58

Item 75B-$133,893,288

Short Term Bond
Series 2 SEC Identifier S000002563
Class 1 SEC Identifier  C000007060
Class 2 SEC Identifier  C000007061
Class 3 SEC Identifier  C000105310
Class 3 SEC Identifier  C000105311
Class 5 SEC Identifier  C000046843

Item 72DD

1. Total Income dividends for which record date passed during the period                                              $30,328
2. Dividends for a second class of open-end company shares                                                            $183,186
3. Dividends for a third class of open-end company shares                                                             $59,798
4. Dividends for a fourth class of open-end company shares                                                            $41,145
5. Dividends for a fifth class of open-end company shares							      $213,621


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.130
        2. Dividends from a second class of open-end company shares                                                 $0.137
        3. Dividends from a third class of open-end company shares                                                  $0.140
        4. Dividends from a fourth class of open-end company shares                                                 $0.142
	5. Dividends from a fifth class of open-end company shares                                                  $1.039



B)      1. Distributions of capital gains                                                                           $0.010
        2. Distributions of capital gains from a second class of open-end company shares                            $0.010
	3. Distributions of capital gains from a third class of open-end company shares                             $0.010
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.010
	5. Distributions of capital gains from a fifth class of open-end company shares                             $0.077

Item 74

U)      1. Number of shares outstanding                                                                            221,104
        2. Number of shares outstanding for a second class of shares of open-end company shares                    1,405,253
        3. Number of shares outstanding for a third class of shares of open-end company shares                     431,840
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    335,676
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                     218,913



V)      1. Net asset value per share (to the nearest cent)                                                          10.43
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.43
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 10.43
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                10.43
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 79.49

Intermediate-Term Bond Index Fund
Series 3 SEC Identifier S000002561
Class 1 SEC Identifier  C000007057
Class 2 SEC Identifier  C000007058
Class 3 SEC Identifier  C000024520
Class 4 SEC Identifier  C000105308
Class 5 SEC Identifier  C000046841


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $39,172
2. Dividends for a second class of open-end company shares                                                         $259,863
3. Dividends for a third class of open-end company shares                                                          $59,475
4. Dividends for a fourth class of open-end company shares                                                         $20,662
5. Dividends for a fifth class of open-end company shares							   $166,921

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.302
        2. Dividends from a second class of open-end company shares                                                 $0.309
        3. Dividends from a third class of open-end company shares                                                  $0.313
        4. Dividends from a fourth class of open-end company shares                                                 $0.315
        5. Dividends from a fifth class of open-end company shares                                                  $2.227

B)      1. Distributions of capital gains                                                                           $0.038
        2. Distributions of capital gains from a second class of open-end company shares                            $0.038
	3. Distributions of capital gains from a third class of open-end company shares                             $0.038
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.038
	5. Distributions of capital gains from a fifth class of open-end company shares 			    $0.283

Item 74

U)      1. Number of shares outstanding                                                                            124,081
        2. Number of shares outstanding for a second class of shares of open-end company shares                    893,636
        3. Number of shares outstanding for a third class of shares of open-end company shares                     213,079
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    93,886
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                     91,254



V)      1. Net asset value per share (to the nearest cent)                                                          11.26
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                11.26
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 11.26
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                11.26
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 82.95



Long Term Bond Index
Series 4 SEC Identifier S000002562
Class 1 SEC Identifier  C000007059
Class 2 SEC Identifier  C000024522
Class 3 SEC Identifier  C000105309
Class 4 SEC Identifier  C000046842


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $100,352
2. Dividends for a second class of open-end company shares                                                           $90,148
3. Dividends for a third class of open-end company shares                                                            $104,350
4. Dividends for a fourth class of open-end company shares                                                           $55,668


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.546
        2. Dividends from a second class of open-end company shares                                                 $0.560
        3. Dividends from a third class of open-end company shares                                                  $0.563
        4. Dividends from a fourth class of open-end company shares                                                 $3.565


B)      1. Distributions of capital gains                                                                           $0.035
        2. Distributions of capital gains from a second class of open-end company shares                            $0.035
	3. Distributions of capital gains from a third class of open-end company shares                             $0.035
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.230



Item 74

U)      1. Number of shares outstanding                                                                            183,042
        2. Number of shares outstanding for a second class of shares of open-end company shares                    164,767
        3. Number of shares outstanding for a third class of shares of open-end company shares                     191,966
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     19,500


V)      1. Net asset value per share (to the nearest cent)                                                           13.20
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 13.20
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  13.20
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 86.80


Inflation Protected Securities
Series 5 SEC Identifier S000019554
Class 1 SEC Identifier  C000054349
Class 2 SEC Identifier  C000054350
Class 3 SEC Identifier  C000054351


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $36,231
2. Dividends for a second class of open-end company shares                                                         $91,547
3. Dividends for a third class of open-end company shares                                                          $67,708



Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.098
        2. Dividends from a second class of open-end company shares                                                 $0.220
        3. Dividends from a third class of open-end company shares                                                  $0.093

B)      1. Distributions of capital gains                                                                           $0.001
        2. Distributions of capital gains from a second class of open-end company shares                            $0.003
	3. Distributions of capital gains from a third class of open-end company shares                             $0.001


Item 74

U)      1. Number of shares outstanding                                                                            369,553
        2. Number of shares outstanding for a second class of shares of open-end company shares                    417,817
        3. Number of shares outstanding for a third class of shares of open-end company shares                     727,595


V)      1. Net asset value per share (to the nearest cent)                                                           12.84
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 25.21
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  10.27

